Summary Prospectus

MARCH 1, 2014

TIAA-CREF Enhanced Large-Cap Value Index Fund

of the TIAA-CREF Funds

Class Ticker: Institutional TEVIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfxelcv. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2013 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee	0%
Maximum Account Fee	0%

TIAA-CREF Enhanced Large-Cap Value Index Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.34%
Other Expenses	0.02%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.37%
Waivers and Expense Reimbursements[2]	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.37%

1

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.40% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2015, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through February 28, 2015, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class
1 Year	$38
3 Years	$119
5 Years	$208
10 Years	$468

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund

2     Summary Prospectus  ■  TIAA-CREF Enhanced Large-Cap Value Index Fund

shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2013, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal investment strategies

The Fund follows an enhanced index management strategy. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The index represents those Russell 1000® Index securities with lower relative growth rates and price/book values. Under normal circumstances, the Fund invests at least 80% of its assets in large domestic companies included in the Russell 1000® Value Index at the time of purchase, but not necessarily at index weightings. For purposes of the 80% test, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Enhanced index strategies employ quantitative modeling techniques for both stock selection and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the Russell 1000® Value Index. The Fund uses a proprietary quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase foreign securities and securities issued in connection with reorganizations or other special situations. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’

TIAA-CREF Enhanced Large-Cap Value Index Fund  ■  Summary Prospectus     3

understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the investments of the Fund and its benchmark index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

4     Summary Prospectus  ■  TIAA-CREF Enhanced Large-Cap Value Index Fund

• Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the period covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2013, and how those returns compare to those of the Fund’s benchmark index.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Enhanced Large-Cap Value Index Fund  ■  Summary Prospectus     5

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 17.74%, for the quarter ended September 30, 2009. Worst quarter: -21.54%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2013

	Inception Date	One Year	Five Years	Since Inception
Institutional Class	11/30/2007
Return Before Taxes		33.26%	16.03%	4.77%
Return After Taxes on Distributions		30.10%	14.87%	3.85%
Return After Taxes on Distributions and Sale of
Fund Shares		20.14%	12.79%	3.59%
Russell 1000® Value Index
(reflects no deductions for fees, expenses or taxes)		32.53%	16.67%	5.08%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Michael S. Shing, CFA	Pei Chen
Title:	Managing Director	Director
Experience on Fund:	since 2007	since 2007

6     Summary Prospectus  ■  TIAA-CREF Enhanced Large-Cap Value Index Fund

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Enhanced Large-Cap Value Index Fund  ■  Summary Prospectus     7

Printed on paper containing recycled fiber	A11983 (3/14)

A11983 (3/14)